SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2003


                                 INTERLAND, INC.
               (Exact name of registrant as specified in charter)





     MINNESOTA                    000-17932                   41-1404301
  (State or other           (Commission File Number)        (IRS Employer
  jurisdiction of                                         Identification No.)
   incorporation)

303 PEACHTREE CENTER AVENUE
          SUITE 500
          ATLANTA, GA                                            30303
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (404) 720-8301



                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. On October 15, 2003, Interland, Inc. (the "Company") held its second quarter 2003 earnings conference call, broadcast live by Webcast. The Company also posted on its Web site a presentation (the "Presentation") with supporting data for the call. A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated by reference.

     The Presentation contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company's on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the Presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Except for the historical information contained in the Presentation, statements in the Presentation may be considered forward-looking statements. Actual results may differ materially from those contained in the forward-looking statements in the Presentation. Factors which could affect these forward-looking statements include but are not limited to: the ability to achieve expected operating efficiencies, the ability to operate within budgeted expense, risks associated with integrating newly acquired technologies and products and unanticipated costs of such integration, the ability of the Company to improve customer service, reduce churn, and expand its customer base as planned, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses and customer churn in general, customer acceptance of new products and services, the possible lack of availability of our restricted investments, the retention of key employees, investments in new business opportunities, the Company's ability to make infrastructure investments at a lower cost per customer, higher than expected costs of litigation and the impact of liabilities that could carry over from Micron Electronics' discontinued operations. Certain of these and other risks associated with Interland's business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, and its proxy statement. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of the Presentation. The Company does not undertake to update its forward-looking statements.

EXHIBITS:

Exhibit No.                Description
-----------                -----------

    99.1                   Web Site Presentation




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 20, 2003             INTERLAND, INC.



                                    By: /s/ Allen L. Shulman
                                        ----------------------------------------
                                        Allen L. Shulman
                                        Senior Vice President, Chief Financial
                                        Officer, and General Counsel
                                        (Principal Financial Officer)



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